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            SUPPLEMENT TO THE CYPRESSTREE SENIOR FLOATING RATE FUND
                            MAY 1, 1999 PROSPECTUS

Effective October 1, 1999, the Fund's investment adviser, CypressTree Asset Management Corporation, Inc. (CAM), has agreed to reimburse all but .75% of the Fund's expenses. During the month of October the remaining 0.50% permitted under the expense cap will be phased in at the discretion of CAM, bringing the total expenses charged at month-end to 1.25%. After 10/31/99, unless reimbursement of some expenses is made by CAM, the expense cap will be the one described on page 3 of the Fund prospectus.


0999-10065                                                    September 30, 1999

                         PROSPECTUS DATED MAY 1, 1999